                                                                    EXHIBIT 10.3


                             1989 STOCK OPTION PLAN
                               OF SOUTHDOWN, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         SOUTHDOWN, INC. (the "Company") hereby grants on , to (the "Optionee"), a key employee of the Company or one of its parent or subsidiary companies ("Affiliates"), a nonqualified option (the "Option") to purchase from the Company up to but not exceeding in the aggregate shares of Common Stock, par value $1.25 per share, of the Company ("Common Stock") at $ per share, such number of shares and such price per share being subject to adjustment as provided in Paragraph 9 of the 1989 Stock Option Plan of Southdown, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. The Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and the administrative interpretations thereunder, if any, which have been adopted by the Compensation and Benefits Committee of the Board of Directors of the Company (the "Committee") and are in effect on the date hereof. References to the Optionee herein also include his heirs or other legal representatives.

         2. (a) The Option shall be exercisable after the date hereof as follows:

                   (i) After one year of continued employment, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 25% of the aggregate number of shares subject to the Option;

                   (ii) After two years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 50% of the aggregate number of shares subject to the Option; and

                   (iii) After three years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 75% of the aggregate number of shares subject to the Option; and

                   (iv) After four years of continued employment with the Company or any Affiliate, the Option shall be fully exercisable; provided that the number of shares of Common Stock as to which the Option becomes exercisable shall, in each case, be reduced by the number of shares theretofore purchased or relinquished pursuant to the terms hereof.

              (b) Notwithstanding the provisions of Paragraph 2(a) above, the Option shall be fully exercisable in the event of:

                   (i) Death or disability of the Optionee while in the employment of the Company or any Affiliate; or

                   (ii) Termination of the Optionee's employment by retirement under or in accordance with the retirement plan of the Company or any Affiliate in which he is then participating but only if approved in writing by the Committee.

              (c) If the Optionee's employment with the Company and any of its Affiliates is terminated for any reason other than as specified in clauses (i) and (ii) of Paragraph 2(b) above, the Option may be exercised during the remainder of its term only with respect to the number of shares exercisable at the date of such termination.

         3. The Option shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the first to occur of (a) the expiration of ten years from the date of the grant of the Option or (b) the expiration of ninety days after the termination of employment of the Optionee with the Company and any of its Affiliates for any reason (other than death, disability or retirement under or in accordance with the retirement plan of the Company or any of its Affiliates in which he is then participating).

         4. (a) Subject to the terms and conditions of this Paragraph 4, the Optionee, to the extent entitled to exercise the Option under the terms hereof, in lieu of purchasing the entire number of shares subject to purchase hereunder, shall have the right to relinquish all or any part of the unexercised portion of the Option for a number of shares of Common Stock to be determined as follows:

                   (i) The number of shares of Common Stock issuable pursuant to a relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (x) the Appreciated Value (as defined below) by (y) the then current market value per share of Common Stock;

                   (ii) For the purposes of this Paragraph 4(a), "Appreciated Value" means the excess of (x) the aggregate current market value of the shares of Common Stock covered by the Option or the portion hereof to be relinquished over (y) the aggregate purchase price for such shares specified in the Option.

              (b) The right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method above described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") or the rules and regulations adopted by the Securities and Exchange Commission thereunder, as currently existing or as may be hereafter amended, then such date of election shall be determined by such other method consistent with said Section 16(b) or rules or regulations as the Committee in its discretion shall select and apply.

              (c) For purposes of this Paragraph 4, the "current market value" of a share of the Common Stock shall be deemed to be the average (mean) of the reported "high" and "low" sales prices per share of such stock reported in The Wall Street Journal's NYSE-Composite Transactions listing for the date (corrected for obvious typographical errors) on which written notice of relinquishment is received by the Company or, if such shares are not reported in such listing, then the average of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average of the closing bid and asked prices reported by the National Quotations Bureau Incorporated, or, in all other cases, the value established by the Board in good faith.

              (d) The Option, or any portion thereof, may be relinquished only to the extent that it is exercisable on the date written notice of relinquishment is received by the Company.

              (e) Under no circumstances may the Option be relinquished for cash.

              (f) Neither the Option nor any right to relinquish the same to the Company as contemplated by Paragraph 4(a) above shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

              (g) Subject to the limitations set forth elsewhere herein, the right of relinquishment granted hereby may be exercised by written notice delivered by the Optionee to Southdown, Inc., 1200 Smith Street, Suite 2400, Houston, Texas 77002-4486, which notice shall state the portion of the Option being relinquished by such holder in consideration of the issuance of shares of Common Stock pursuant to the terms hereof.

              (h) Upon relinquishment of the Option or any portion thereof for shares of Common Stock as provided herein, the Option or the portion thereof so relinquished shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock with respect thereto.

              (i) The obligation of the Company to issue and deliver shares pursuant to the relinquishment of the Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the right of relinquishment granted hereby, and that the Company will have no obligation to effect such relinquishment, if the exercise of such right or the consummation of such relinquishment would constitute a violation by the Optionee or the Company of any applicable law or regulation.

              (j) Notwithstanding any provision of this Paragraph 4, the Option shall terminate and be of no force or effect after the expiration date determined in accordance with the terms and provisions of Paragraph 3 above.

              (k) A right of relinquishment may not be exercised unless the Appreciated Value exceeds zero.

              (l) No right of relinquishment may be exercised by the Optionee within the first six months after the date of the award of the Option; provided, however, that this limitation shall not apply in the event of death or disability.

         5. Subject to the limitations set forth herein and in the Plan, the Option may be exercised by written notice mailed to the Company at Southdown, Inc., 1200 Smith Street, Suite 2400, Houston, Texas 77002-4486. In addition to any information required by Paragraph 4 to exercise a right of relinquishment hereunder, such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by cash (including certified check, bank draft and postage or express money order payable to the order of the Company) in the full amount of the purchase price for any shares being acquired other than pursuant to a right of relinquishment or, at the option of the Optionee, accompanied by Common Stock theretofore owned by the Optionee equal in value to the full amount of the purchase price (or any combination of cash or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 5(b) of the Plan. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. In addition, whether or not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may, at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as practicable, shall be postponed for the period of time necessary to take such action.

         6. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of the Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(b) of the Plan, equal to the amount required to be withheld or paid. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. If the Optionee is subject to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, any such election may not be made within six months of the grant of the Option, provided that this limitation shall not apply in the event of death or disability. Where the Tax Date in respect of the exercise of all or any portion of the Option is deferred until six months after such exercise and the Optionee elects share withholding, the full amount of shares of Common Stock will be issued or transferred to the Optionee upon exercise of the Option, but the Optionee shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or the Optionee's estimated tax obligation on the Tax Date.

         7. The Optionee's rights under the Plan and this Nonqualified Stock Option Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in the Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and the Option is exercisable only by the Optionee identified in the first paragraph of this Nonqualified Stock Option Agreement during his lifetime.

                                        SOUTHDOWN, INC.



                                        By:
                                           -------------------------------



         The Option covered by this Nonqualified Stock Option Agreement has been accepted as of the above date by the undersigned, subject to the terms and provisions of the Plan and the administrative interpretations thereof referred to above.


                                        ----------------------------------
                                        Optionee

                           1989 STOCK OPTION PLAN
                               OF SOUTHDOWN, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


       SOUTHDOWN, INC. (the "Company") hereby grants on , to (the "Optionee"), a key employee of the Company or one of its parent or subsidiary companies ("Affiliates"), a nonqualified option (the "Option") to purchase from the Company up to but not exceeding in the aggregate shares of Common Stock, par value $1.25 per share, of the Company ("Common Stock") at $ per share, such number of shares and such price per share being subject to adjustment as provided in Paragraph 9 of the 1989 Stock Option Plan of Southdown, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. The Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and the administrative interpretations thereunder, if any, which have been adopted by the Compensation and Benefits Committee of the Board of Directors of the Company (the "Committee") and are in effect on the date hereof. References to the Optionee herein also include his heirs or other legal representatives.

         2. (a) The Option shall be exercisable after the date hereof as follows:

                   (i) After one year of continued employment, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 25% of the aggregate number of shares subject to the Option;

                   (ii) After two years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 50% of the aggregate number of shares subject to the Option; and

                   (iii) After three years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 75% of the aggregate number of shares subject to the Option; and

                   (iv) After four years of continued employment with the Company or any Affiliate, the Option shall be fully exercisable; provided that the number of shares of Common Stock as to which the Option becomes exercisable shall, in each case, be reduced by the number of shares theretofore purchased or relinquished pursuant to the terms hereof.

              (b) Notwithstanding the provisions of Paragraph 2(a) above, the Option shall be fully exercisable in the event of:

                   (i) Death or disability of the Optionee while in the employment of the Company or any Affiliate;

                   (ii) Termination of the Optionee's employment by retirement under or in accordance with the retirement plan of the Company or any Affiliate in which he is then participating but only if approved in writing by the Committee; or

                   (iii) A Change in Control (as defined below) of the Company.

                   For the purposes of Paragraph 2(b)(iii) above, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place:
                   (x) a Change in Control is reported by the Company in response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or Item 1 of Form 8-K promulgated under the Exchange Act; (y) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
                   Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (z) following the election or removal of directors, a majority of the Company's Board of Directors ("Board") consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

              (c) If, prior to a Change in Control of the Company, the Optionee's employment with the Company and any of its Affiliates is terminated for any reason other than as specified in clauses (i) and (ii) of Paragraph 2(b) above, the Option may be exercised during the remainder of its term only with respect to the number of shares exercisable at the date of such termination. If, following a Change in Control of the Company, the Optionee's employment with the Company and any of its Affiliates is terminated for any reason, the Option may be exercised during the remainder of its term to the extent unexercised.

         3. The Option shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the first to occur of (a) the expiration of ten years from the date of the grant of the Option or (b) the expiration of ninety days after the termination of employment of the Optionee with the Company and any of its Affiliates for any reason (other than death, disability or retirement under or in accordance with the retirement plan of the Company or any of its Affiliates in which he is then participating) prior to a Change in Control of the Company; provided, however, that if death of the Optionee occurs within ninety days of termination of employment prior to a Change in Control of the Company, clause (b) shall be inapplicable.

         4. (a) Subject to the terms and conditions of this Paragraph 4, the Optionee, to the extent entitled to exercise the Option under the terms hereof, in lieu of purchasing the entire number of shares subject to purchase hereunder, shall have the right to relinquish all or any part of the unexercised portion of the Option for a number of shares of Common Stock to be determined as follows:

                   (i) The number of shares of Common Stock issuable pursuant to a relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (x) the Appreciated Value (as defined below) by (y) the then current market value per share of Common Stock;

                   (ii) For the purposes of this Paragraph 4(a), "Appreciated Value" means the excess of (x) the aggregate current market value of the shares of Common Stock covered by the Option or the portion hereof to be relinquished over (y) the aggregate purchase price for such shares specified in the Option.

              (b) The right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method above described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Securities and Exchange Commission thereunder, as currently existing or as may be hereafter amended, then such date of election shall be determined by such other method consistent with said Section 16(b) or rules or regulations as the Committee in its discretion shall select and apply.

              (c) For purposes of this Paragraph 4, the "current market value" of a share of the Common Stock shall be deemed to be the average (mean) of the reported "high" and "low" sales prices per share of such stock reported in The Wall Street Journal's NYSE-Composite Transactions listing for the date (corrected for obvious typographical errors) on which written notice of relinquishment is received by the Company or, if such shares are not reported in such listing, then the average of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average of the closing bid and asked prices reported by the National Quotations Bureau Incorporated, or, in all other cases, the value established by the Board in good faith.

              (d) The Option, or any portion thereof, may be relinquished only to the extent that it is exercisable on the date written notice of relinquishment is received by the Company.

              (e) Under no circumstances may the option be relinquished for cash.

              (f) Neither the Option nor any right to relinquish the same to the Company as contemplated by Paragraph 4(a) above shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

              (g) Subject to the limitations set forth elsewhere herein, the right of relinquishment granted hereby may be exercised by written notice delivered by the Optionee to Southdown, Inc., 1200 Smith Street, Suite 2400, Houston, Texas 77002-4486, which notice shall state the portion of the Option being relinquished by such holder in consideration of shares of Common Stock pursuant to the terms hereof.

              (h) Upon relinquishment of the Option or any portion thereof as provided herein, the Option or the portion thereof so relinquished shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock with respect thereto.

              (i) The obligation of the Company to issue and deliver shares pursuant to the relinquishment of the Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the right of relinquishment granted hereby, and that the Company will have no obligation to effect such relinquishment, if the exercise of such right or the consummation of such relinquishment would constitute a violation by the Optionee or the Company of any applicable law or regulation.

              (j) Notwithstanding any provision of this Paragraph 4, the Option shall terminate and be of no force or effect after the expiration date determined in accordance with the terms and provisions of Paragraph 3 above.

              (k) A right of relinquishment may not be exercised unless the Appreciated Value exceeds zero.

              (l) No right of relinquishment may be exercised by the Optionee within the first six months after the date of the award of the Option; provided, however, that this limitation shall not apply in the event of death or disability.

         5. Subject to the limitations set forth herein and in the Plan, the Option may be exercised by written notice mailed to the Company at Southdown, Inc., 1200 Smith Street, Suite 2400, Houston, Texas 77002-4486. In addition to any information required by Paragraph 4 to exercise a right of relinquishment hereunder, such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by cash (including certified check, bank draft and postage or express money order payable to the order of the Company) in the full amount of the purchase price for any shares being acquired other than pursuant to a right of relinquishment or, at the option of the Optionee, accompanied by Common Stock theretofore owned by the Optionee equal in value to the full amount of the purchase price (or any combination of cash or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 5(b) of the Plan. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. In addition, whether or not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may, at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as practicable, shall be postponed for the period of time necessary to take such action.

         6. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of the Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(b) of the Plan, equal to the amount required to be withheld or paid. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. If the Optionee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (a "Covered Optionee") any such election may not be made within six months of the grant of the Option, provided that this limitation shall not apply in the event of death or disability. Where the Tax Date in respect of the exercise of all or any portion of the Option is deferred until six months after such exercise and the Optionee elects share withholding, the full amount of shares of Common Stock will be issued or transferred to the Optionee upon exercise of the Option, but the Optionee shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or the Optionee's estimated tax obligation on the Tax Date.

         7. The Optionee's rights under the Plan and this Nonqualified Stock Option Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in the Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and the Option is exercisable only by the Optionee identified in the first paragraph of this Nonqualified Stock Option Agreement during his lifetime.



                                        SOUTHDOWN, INC.



                                        By:
                                           -------------------------------


         The Option covered by this Nonqualified Stock Option Agreement has been accepted as of the above date by the undersigned, subject to the terms and provisions of the Plan and the administrative interpretations thereof referred to above.



                                        ----------------------------------
                                        Optionee

                             1989 STOCK OPTION PLAN
                               OF SOUTHDOWN, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         SOUTHDOWN, INC. (the "Company") hereby grants on to (the "Optionee"), a key employee of the Company or one of its parent or subsidiary companies ("Affiliates"), a nonqualified option (the "Option") to purchase from the Company up to but not exceeding in the aggregate shares of Common Stock, par value $1.25 per share, of the Company ("Common Stock") at $ per share, such number of shares and such price per share being subject to adjustment as provided in Paragraph 9 of the 1989 Stock Option Plan of Southdown, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. The Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and the administrative interpretations thereunder, if any, which have been adopted by the Compensation and Benefits Committee of the Board of Directors of the Company (the "Committee") and are in effect on the date hereof. References to the Optionee herein also include his heirs or other legal representatives.

         2. (a) The Option shall be exercisable after the date hereof as follows:

                   (i) After one year of continued employment, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 25% of the aggregate number of shares subject to the Option;

                   (ii) After two years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 50% of the aggregate number of shares subject to the Option; and

                   (iii) After three years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 75% of the aggregate number of shares subject to the Option; and

                   (iv) After four years of continued employment with the Company or any Affiliate, the Option shall be fully exercisable; provided that the number of shares of Common Stock as to which the Option becomes exercisable shall, in each case, be reduced by the number of shares theretofore purchased pursuant to the terms hereof.

              (b) Notwithstanding the provisions of Paragraph 2(a) above, the Option shall be fully exercisable in the event of:

                   (i) Death or disability of the Optionee while in the employment of the Company or any Affiliate; or

                   (ii) Termination of the Optionee's employment by retirement under or in accordance with the retirement plan of the Company or any Affiliate in which he is then participating but only if approved in writing by the Committee.

              (c) If the Optionee's employment with the Company and any of its Affiliates is terminated for any reason other than as specified in clauses (i) and (ii) of Paragraph 2(b) above, the Option may be exercised during the remainder of its term only with respect to the number of shares exercisable at the date of such termination.

         3. The Option shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the first to occur of (a) the expiration of ten years from the date of the grant of the Option or (b) the expiration of ninety days after the termination of employment of the Optionee with the Company and any of its Affiliates for any reason (other than death, disability or retirement under or in accordance with the retirement plan of the Company or any of its Affiliates in which he is then participating).

         4. Subject to the limitations set forth herein and in the Plan, the Option may be exercised by written notice mailed to the Company at Southdown, Inc., 1200 Smith Street, Suite 2400, Houston, Texas 77002-4486. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and
              (b) be accompanied by cash (including certified check, bank draft and postage or express money order payable to the order of the Company) in the full amount of the purchase price for any shares being acquired or, at the option of the Optionee, accompanied by Common Stock theretofore owned by the Optionee equal in value to the full amount of the purchase price (or any combination of cash or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 5(b) of the Plan. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. In addition, whether or not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may, at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
              If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as practicable, shall be postponed for the period of time necessary to take such action.

         5. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of the Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(b) of the Plan, equal to the amount required to be withheld or paid. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. If the Optionee is subject to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, any such election may not be made within six months of the grant of the Option, provided that this limitation shall not apply in the event of death or disability. Where the Tax Date in respect of the exercise of all or any portion of the Option is deferred until six months after such exercise and the Optionee elects share withholding, the full amount of shares of Common Stock will be issued or transferred to the Optionee upon exercise of the Option, but the Optionee shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or the Optionee's estimated tax obligation on the Tax Date.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in the Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and the Option is exercisable only by the Optionee identified in the first paragraph of this Nonqualified Stock Option Agreement during his lifetime.


                                        SOUTHDOWN, INC.



                                        By:
                                           --------------------------------


         The Option covered by this Nonqualified Stock Option Agreement has been accepted as of the above date by the undersigned, subject to the terms and provisions of the Plan and the administrative interpretations thereof referred to above.



                                        -----------------------------------
                                        Optionee

                           1989 STOCK OPTION PLAN
                               OF SOUTHDOWN, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


       SOUTHDOWN, INC. (the "Company") hereby grants on January 22, 1998 to (the "Optionee"), a key employee of the Company or one of its parent or subsidiary companies ("Affiliates"), a nonqualified option (the "Option") to purchase from the Company up to but not exceeding in the aggregate shares of Common Stock, par value $1.25 per share, of the Company ("Common Stock") at per share, such number of shares and such price per share being subject to adjustment as provided in Paragraph 9 of the 1989 Stock Option Plan of Southdown, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. The Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and the administrative interpretations thereunder, if any, which have been adopted by the Compensation and Benefits Committee of the Board of Directors of the Company (the "Committee") and are in effect on the date hereof. References to the Optionee herein also include his heirs or other legal representatives.

         2. (a) The Option shall be exercisable after the date hereof as follows:

                   (i) After one year of continued employment, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 25% of the aggregate number of shares subject to the Option;

                   (ii) After two years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 50% of the aggregate number of shares subject to the Option; and

                   (iii) After three years of continued employment with the Company or any Affiliate, the Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of 75% of the aggregate number of shares subject to the Option; and

                   (iv) After four years of continued employment with the Company or any Affiliate, the Option shall be fully exercisable; provided that the number of shares of Common Stock as to which the Option becomes exercisable shall, in each case, be reduced by the number of shares theretofore purchased or relinquished pursuant to the terms hereof.

              (b) Notwithstanding the provisions of Paragraph 2(a) above, the Option shall be fully exercisable in the event of:

                   (i) Death or disability of the Optionee while in the employment of the Company or any Affiliate;

                   (ii) Termination of the Optionee's employment by retirement under or in accordance with the retirement plan of the Company or any Affiliate in which he is then participating but only if approved in writing by the Committee; or
                   (iii) A Change in Control (as defined below) of the Company.

                          For the purposes of Paragraph 2(b)(iii) above, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (x) a Change in Control is reported by the Company in response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or Item 1 of Form 8-K promulgated under the Exchange Act; (y) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (z) following the election or removal of directors, a majority of the Company's Board of Directors ("Board") consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

              (c) If, prior to a Change in Control of the Company, the Optionee's employment with the Company and any of its Affiliates is terminated for any reason other than as specified in clauses (i) and (ii) of Paragraph 2(b) above, the Option may be exercised during the remainder of its term only with respect to the number of shares exercisable at the date of such termination. If, following a Change in Control of the Company, the Optionee's employment with the Company and any of its Affiliates is terminated for any reason, the Option may be exercised during the remainder of its term to the extent unexercised.

         3. The Option shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the first to occur of (a) the expiration of ten years from the date of the grant of the Option or (b) the expiration of ninety days after the termination of employment of the Optionee with the Company and any of its Affiliates for any reason (other than death, disability or retirement under or in accordance with the retirement plan of the Company or any of its Affiliates in which he is then participating) prior to a Change in Control of the Company; provided, however, that if death of the Optionee occurs within ninety days of termination of employment prior to a Change in Control of the Company, clause (b) shall be inapplicable.

         4. Subject to the limitations set forth herein and in the Plan, the Option may be exercised by written notice mailed to the Company at Southdown, Inc., 1200 Smith Street, Suite 2400, Houston, Texas 77002-4486. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and
              (b) be accompanied by cash (including certified check, bank draft and postage or express money order payable to the order of the Company) in the full amount of the purchase price for any shares being acquired or, at the option of the Optionee, accompanied by Common Stock theretofore owned by the Optionee equal in value to the full amount of the purchase price (or any combination of cash or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 5(b) of the Plan. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. In addition, whether or not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may, at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
              If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as practicable, shall be postponed for the period of time necessary to take such action.

         5. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of the Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(b) of the Plan, equal to the amount required to be withheld or paid. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. If the Optionee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (a "Covered Optionee") any such election may not be made within six months of the grant of the Option, provided that this limitation shall not apply in the event of death or disability. Where the Tax Date in respect of the exercise of all or any portion of the Option is deferred until six months after such exercise and the Optionee elects share withholding, the full amount of shares of Common Stock will be issued or transferred to the Optionee upon exercise of the Option, but the Optionee shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or the Optionee's estimated tax obligation on the Tax Date.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in the Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and the Option is exercisable only by the Optionee identified in the first paragraph of this Nonqualified Stock Option Agreement during his lifetime.



                                        SOUTHDOWN, INC.



                                        By:
                                           ------------------------------


         The Option covered by this Nonqualified Stock Option Agreement has been accepted as of the above date by the undersigned, subject to the terms and provisions of the Plan and the administrative interpretations thereof referred to above.





                                        ---------------------------------
                                        Optionee